UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 11, 2007 (December 6, 2007)

Arbor Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32136	20-0057959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

333 Earle Ovington Boulevard, Suite 900 Uniondale, New York 11553

(Address of principal executive offices) (Zip Code)

(516) 832-8002

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Arbor Realty Trust, Inc.

Current Report on Form 8-K

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2007, the Board of Directors (the "Board") of Arbor Realty Trust, Inc. (the "Corporation") approved an amendment to the Corporation's Bylaws, effective as of December 6, 2007, to restate Sections 1, 2 and 3 of Article VII of the Corporation's Bylaws in order to provide for the issuance and transfer of the Corporation's common stock, par value $0.01 per share, in uncertificated form.  The Board also approved the restatement of the Corporation's Bylaws to reflect this amendment.  This amendment and the restated Bylaws of the Corporation are each filed as exhibits to this report.

Item 9.01.  Financial Statements and Exhibits.

(c)        Exhibits

99.1           Amendment to the Bylaws of the Corporation, effective December 6, 2007.

99.2           Amended and Restated Bylaws of the Corporation, effective December 6, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2007	ARBOR REALTY TRUST, INC.

	By:	/s/ Walter K. Horn
	Name:	Walter K. Horn
	Title:	General Counsel, Secretary and
Director of Compliance

EXHIBIT INDEX

Exhibit No.
99.1	Amendment to the Bylaws of the Corporation, effective December 6, 2007.
99.2	Amended and Restated Bylaws of the Corporation, effective December 6, 2007.